                                 Filed by Insignia Financial Group, Inc.
                                 Pursuant to Rule 14a-12
                                 of the Securities Exchange Act of 1934

                                 Subject Company: Insignia Financial Group, Inc. Commission File No.: 1-14373

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

                         INSIGNIA FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No fee required.
[ ]  [ ] Fee computed on table below per Exchange Act
         Rules 14a-6(i)(1) and 0-11.
         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)   Amount previously paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

--------------------------------------------------------------------------------

CB Richard Ellis

February, 2003

Introductions


     0 BRETT WHITE

     0 STEVE SIEGEL

     0 MITCH RUDIN






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

Rationale for the Deal


0    BROADENED GEOGRAPHIC REACH

0    MOST COMPREHENSIVE SERVICE OFFERINGS

0    ENHANCED POSITION IN WORLD'S LEADING BUSINESS CENTERS

0    CONSISTENT CLIENT-FOCUSED SERVICE QUALITY ON WORLDWIDE BASIS

Status Of Our Deal



0    DUE DILIGENCE COMPLETED

0    CONTRACT SIGNED

0    SEC APPROVAL REQUIRED (90-120 DAYS)

0    PREPARATION FOR FUTURE INTEGRATION

     -    Run your business as usual

     -    Communicate regularly with clients

     -    Focus on client needs

     -    Be people sensitive

CBRE's Corporate Objectives


0    CREATE AN ENVIRONMENT THAT ATTRACTS AND RETAINS THE BEST TALENT IN THE
     INDUSTRY

0    HAVE A MARKET LEADING PRESENCE IN THE TOP REAL ESTATE MARKETS WORLDWIDE

0 BUILD AND INVEST IN BUSINESS LINES THAT ARE SYNERGISTIC WITH THE OTHER BUSINESS LINES AT THE FIRM

0    CHANGE THE PERCEPTION OF OUR BRAND FROM 'TRANSACTION SPECIALISTS' TO
     'ADVISOR'

0    CREATE A MORE ETHNICALLY AND GENDER DIVERSE COMPANY






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

CBRE Diversified Revenue Sources


2001 By Geography

                               [Graphic Omitted]



ASIA PACIFIC 7%
EUROPE 13%
AMERICAS 80%



OPERATING IN 47 COUNTRIES IN OVER 250 OFFICES.

CBRE Diversified Revenue Sources


2001 By Transaction Type

                               [Graphic Omitted]



INVESTMENT MANAGEMENT 4% / $47 MIL
PROPERTY MANAGEMENT 7% / $82 MIL
FACILITIES MANAGEMENT 3% / $35 MIL
FINANCING 6% / $70 MIL
VALUATION 7% / $82 MIL
SALES 31% / $363 MIL
LEASING 42% / $491 MIL

CBRE Client Service Model


                               [Graphic Omitted]


Investment Strategy                0  CBRE Investors

                                   0  Brokerage

                                   0  Research & Consulting
                                      Group


Valuation                          0  Valuation Group


Acquisition                        0  Investment Properties

                                   0  Brokerage

                                   0  Asset Services


Financing                          0  L.J. Melody


Management                         0  Asset Services

                                   0  Facilities Management


Leasing                            0  Brokerage

                                   0  Corporate Services

                                   0  Asset Services


Hold/Sell Strategy                 0  Corporate
                                      Services

                                   0  Financial
                                      Consulting
                                      Group

                                   0  Torto
                                      Wheaton
                                      Research


Asset Sale                         0  Investment Properties

                                   0  Brokerage

                                   0  LJ Melody

                                   0  Asset Services






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


CBRE Strengths - Pre-Merger



0  COMPREHENSIVE PORTFOLIO OF INTEGRATED SERVICES

0  DIVERSE REVENUE SOURCES BY BUSINESS LINES & LOCATION

0  STABLE FINANCIAL PERFORMANCE IN DOWN MARKETS

0  EBITDA MARGINS OF 11% ON REVENUE OF $1.2 BILLION IN 2002

   - 2002 EBITDA growth of 13.7%

0  GLOBAL MARKET LEADER




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



Results for Revenue and EBITDA


                                  2002 Results


                               [Graphic Omitted]


Revenue    EBITDA                             Revenue       EBITDA
-------    ------                             -------       ------

0.0%       13.7%                              -8.5%         -26.8%            [Percent of Change]
-----------------                             ----------------------
     CBRE                                     Average for JLL/GBE






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



Insignia in the Global Marketplace - Pre-Merger


0 IN 2002, COMPLETED THE MOST TRANSACTIONS ON CRAIN'S NEW YORK BUSINESS ANNUAL LIST OF 50 LARGEST MANHATTAN TRANSACTIONS - THE SEVENTH CONSECUTIVE YEAR THAT INSIGNIA HAS ATTAINED THE NUMBER ONE RANKING

0  #1 MARKET SHARE IN CENTRAL LONDON INVESTMENT/LEASING/ACQUISITION MARKET

0 PROVIDED MANAGEMENT AND LEASING SERVICES FOR MORE THAN 245 MILLION SQUARE FEET OF COMMERCIAL PROPERTY WORLDWIDE IN 2002

0 COMPLETED WORLDWIDE COMMERCIAL SALES AND LEASING TRANSACTIONS VALUED AT MORE THAN $45 BILLION IN 2001






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


                         Post-Merger GLOBAL Leadership



                                    RAY WIRTA
                             Chief Executive Officer

                                   BRETT WHITE
                           President, CB Richard Ellis

                                  STEVE SIEGEL
                       Chairman, Global Brokerage Services

                            ALAN FROGGATT/MIKE STRONG
            Chief Executive Officer/Chairman, CB Richard Ellis Europe

                                    ROB BLAIN
                             President, Asia/Pacific







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


                        Post-Merger NATIONAL Leadership



                                    CAL FRESE
                       Chief Operating Officer / Americas

                              WILLIAM CHILLINGWORTH
                           President, Western Division

                                    JIM REID
                           President, Eastern Division

                                   MITCH RUDIN
                       President, U.S. Brokerage Services

                                GREGORY VORWALLER
                President, CB Richard Ellis Investment Properties

                                 STEVE SWERDLOW
                      President, Global Corporate Services

                                   JANA TURNER
                         President, Management Services






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


CBRE in the Global Marketplace - Post-Merger



0  #1 IN TRANSACTION VALUE ($46 BILLION + $45 BILLION = $90 BILLION)

0  #1 IN INVESTMENT SALES ($16 BILLION + $9 BILLION = $25 BILLION)

0  #1 IN PROP./FACILITIES MGT. (600 MSF + 250 MSF = 850 MSF)

0  #2 IN FINANCING ($7.8 BILLION + $0.6 BILLION = $8.4 BILLION)

0  #1 IN VALUATION ($294 BILLION IN ASSET VALUE)

0  LEADER IN INVESTMENT MANAGEMENT ($10 BILLION UNDER MANAGEMENT)





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



Market Leadership

                 CBRE                I/ESG             Combined
-------------------------------------------------------------------
NEW YORK                               O                   O
-------------------------------------------------------------------
LOS ANGELES       O                                        O
-------------------------------------------------------------------
CHICAGO           O                                        O
-------------------------------------------------------------------
BOSTON            O (PROP. MGMT.)      O (LEASING)         O
-------------------------------------------------------------------
WASHINGTON, DC                         O                   O
-------------------------------------------------------------------
LONDON                                 O                   O
-------------------------------------------------------------------
ATLANTA           O (SALES)            O (LEASING)         O
-------------------------------------------------------------------
TOKYO*            O                                        O
-------------------------------------------------------------------




* JOINT VENTURE WITH IKOMA






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


2002 Post-Merger Estimated Worldwide Revenue ($m)




CB Richard Ellis/Insignia       1,905
Jones Lang LaSalle                840
Cushman & Wakefield               774
Trammell Crow                     770
Grubb & Ellis                     340



                          SOURCE: INDUSTRY INFORMATION



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


CBRE + I/ESG ---   The Combined Culture


0    HIGH INTELLIGENCE

     -    Commitment to managed brokerage

     -    Cross disciplinary approach

     -    Intense focus on training at all levels


0    HIGH ENERGY

     -    Continue to out-think and out-work our competition

     -    Our timing is perfect for this phase of the market cycle


0    HIGH LEVEL OF TRUST

     -    Collaboration





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




Our New Business



                           FANTASTIC PLATFORM BRINGING
                       TOGETHER THE BEST CLIENTS AND THE
                                   BEST PEOPLE







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


Initial Business Plans


0    FOCUS WILL BE ON:

     - PRESENTING, MARKETING AND DEVELOPING THE JOINT STRENGTH OF THE NEW ORGANIZATION

     -    CONCENTRATE ON RETAINING CLIENTS AND PEOPLE

     -    ACCOMMODATION STRATEGY

     -    IT STRATEGY




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


Immediate Goals



0    RUN YOUR BUSINESS AS USUAL

0    COMMUNICATE REGULARLY WITH CLIENTS

0    FOCUS ON CLIENT NEEDS

0    BE PEOPLE SENSITIVE





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


                         Thank you for your attendance






In connection with the merger, Insignia will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC), STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Insignia with the SEC.

Certain items discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, as such, involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Companies to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Statements which make reference to the expectations or beliefs of the Companies or any of its management are such forward-looking statements, including statements concerning the performance of the Companies or any of its business units, and the business outlook for, and the Companies' expected performance in 2003. Such forward-looking statements speak only as of the date of this press release. The Companies expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Companies' expectations with regard thereto or any change in events, conditions or circumstances upon which any such statement is based.












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